UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 22, 2004

                           COMMUNITY BANK SYSTEM, INC.
             (Exact name of registrant as specified in its charter)

                             New York Stock Exchange
                   (Name of Each Exchange on Which Registered)

         Delaware                                        16-1213679
(State or other jurisdiction                (I.R.S. Employer Identification No.)
     of incorporation)

 5790 Widewaters Parkway, DeWitt, New York               13214-1883
 (Address of principal executive offices)                (Zip Code)

                                 (315) 445-2282
              (Registrant's telephone number, including area code)

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

The following exhibit is filed as a part of this report:

         Exhibit No.                Description
         -----------                -----------
         99                         Press Release, dated April 22, 2004

Item 12. Results of Operations and Financial Condition.

On April 22, 2004, Community Bank System, Inc. announced its results of operations for the quarter ending March 31, 2004. The public announcement was made by means of a news release, the text of which is set forth in Exhibit 99 hereto.

The information in this Form 8-K, including Exhibit 99 attached hereto, is being furnished under Item 12 and shall not be deemed to be "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

                                   SIGNATURES

Pursuant to the requirements of The Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                Community Bank System, Inc.


Date: April 22, 2004                  /s/ Sanford A. Belden
                                      ---------------------
                                      Sanford A. Belden, President,
                                      Chief Executive Officer and Director


Date: April 22, 2004                  /s/ Mark E. Tryniski
                                      --------------------
                                      Mark E. Tryniski, Treasurer, Chief
                                      Operating Officer and Chief Financial
                                      Officer